Exhibit 10.3
EXECUTION VERSION
LEAR CORPORATION
21557 Telegraph Road
Southfield, Michigan 48033
July 6, 2009
To the Holders of Noteholder Claims
Referred to Below
Ladies and Gentlemen:
          This letter agreement (the “Agreement”) sets forth certain terms and conditions pursuant to which Lear Corporation (“Lear”) and certain of its domestic and Canadian subsidiaries (together with Lear, collectively the “Debtors”) will propose their jointly filed chapter 11 plan of reorganization (a “Plan”) on a consensual basis with the support of certain of the holders (the “Noteholders”) of (i) 8.50% senior notes due 2013, (ii) 5.75% senior notes due 2014, (iii) 8.75% senior notes due 2016, and/or (iv) zero-coupon convertible senior notes due 2022 (collectively, the “Notes”) issued by Lear.
          Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Restructuring Term Sheet (as defined below).
          The parties hereto hereby agree as follows:
          1. Proposed Plan of Reorganization
          Each of the Debtors proposes to commence voluntary, pre-arranged cases (collectively, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) to be jointly administered. Certain Canadian subsidiary Debtors (the “Canadian Debtors”) propose to commence parallel cases under section 18.6 of the Companies’ Creditors Arrangement Act (the “CCAA Cases”) in the Ontario Superior Courts Commercial List (the “Canadian Court”), in which such Canadian Debtors will seek relief consistent with the relief sought by the Debtors in the Chapter 11 Cases. As part of the Chapter 11 Cases, the Debtors intend to file a disclosure statement and related Plan, which will provide for, among other things, certain distributions on account of the claims of the Noteholders under the Notes (together with all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Notes, the “Noteholder Claims”).
          2. Representations and Warranties of the Participating Noteholders
          Each Noteholder identified as a holder of Noteholder Claims on the signature pages hereto (such Noteholders, the “Participating Noteholders”) (for the avoidance of doubt if the Noteholder is specified on the relevant signature as a particular group or business within an entity, “Participating Noteholder” shall mean such group or business and shall not mean the entity or its affiliates, or any other desk or business thereof, or any third party funds advised thereby) represents and warrants to the Debtors that, as of the date hereof:
          (a) Such Participating Noteholder (i) either (A) is the beneficial owner of the principal amount of Notes set forth below under its signature hereto, or (B) has investment or voting discretion (other than ordinary course pledges and/or swaps) with respect to the principal amount of Notes set forth below under its signature and has the power and authority to bind the beneficial owner(s) of such Notes and Noteholder Claims to the terms of this Agreement and (ii) has full power and authority to act on behalf of, vote and consent to matters concerning such Notes and Noteholder Claims and to dispose of, exchange, assign and transfer such Notes and Noteholder Claims.
          (b) Such Participating Noteholder has made no prior assignment, sale, participation, grant, conveyance, or other transfer of, and has not entered into any other agreement to assign, sell, participate, grant, convey or otherwise transfer, in whole or in part, any portion of its right, title, or interests in any Notes or Noteholder Claims that are subject to this Agreement (other than ordinary course pledges and/or swaps) that are inconsistent with the representations and warranties of such Participating Noteholder herein or would render such Participating Noteholder otherwise unable to comply with this Agreement and perform its obligations hereunder.
          (c) Such Participating Noteholder (i) has such knowledge and experience in financial and business matters of this type that it is capable of evaluating the merits and risks of entering into this Agreement and of making an informed investment decision, and has conducted an independent review and analysis of the business and affairs of the Debtors that it considers sufficient and reasonable for purposes of entering into this Agreement and (ii) is an “accredited investor” (as defined by Rule 501 of the Securities Act of 1933, as amended).
          For the purposes of this Agreement, “Participating Noteholders” shall not include a holder of Notes or Noteholder Claims signatory hereto in its capacity or to the extent of its holdings as a public-side broker, dealer or market maker of Notes or Noteholder Claims or any other claim against or security in the Debtors.
          3. Support for a Qualified Plan
          Subject to the terms and conditions hereof and for so long this Agreement has not been terminated as provided herein, each Participating Noteholder shall, with respect to the Noteholder Claims that it beneficially owns or has investment or voting discretion with respect to at such time, (a) (i) vote its Noteholder Claims to accept any Plan proposed by the Debtors incorporating the terms and conditions set forth on the term sheet annexed hereto as Exhibit 1, which term sheet is expressly incorporated by reference herein and made a part of this Agreement as if fully set forth herein (as such term sheet may be modified in accordance with Section 10 hereof, the “Restructuring

Term Sheet”), materially consistent in all respects with this Agreement and the Restructuring Term Sheet, and in form and substance reasonably satisfactory to the Debtors and the Requisite Participating Noteholders (as defined below) (a “Qualified Plan”) by delivering its duly executed and completed ballot accepting such Qualified Plan on a timely basis following commencement of the solicitation of acceptances of such Qualified Plan in accordance with sections 1125 and 1126 of the Bankruptcy Code and (ii) not change or withdraw such vote (or cause or direct such vote to be changed or withdrawn) (subject to the provisions of Section 6(b) hereof); (b) support the confirmation and consummation of a Qualified Plan and the transactions contemplated thereby, (c) not object to, or vote any of its Noteholder Claims to reject, a Qualified Plan or otherwise take any action or commence any proceeding to oppose or to seek any modification of a Qualified Plan, the related disclosure statement, in form and substance reasonably satisfactory to the Debtors and the Requisite Participating Noteholders and materially consistent in all respects with this Agreement and the Restructuring Term Sheet (the “Disclosure Statement”), or any other reorganization documents filed by any of the Debtors in connection with the Chapter 11 Cases and the confirmation of a Qualified Plan that, in each case, are materially consistent in all respects with this Agreement and the Qualified Plan, and (d) not directly or indirectly seek, solicit, support, encourage, vote its Noteholder Claims for, or consent to, encourage, or participate in any negotiations regarding, (i) any plan of reorganization, proposal, offer, dissolution, winding up, liquidation, reorganization, merger, consolidation, business combination, joint venture, partnership, sale of assets or restructuring for any of the Debtors (each, an “Alternative Proposal”) other than a Qualified Plan or (ii) any other action that is inconsistent with, or that would delay or obstruct the proposal, solicitation, confirmation, or consummation of, a Qualified Plan.
          Provided, however, unless expressly limited herein, nothing contained herein shall limit: (i) the ability of a Participating Noteholder to consult with other Participating Noteholders or the Debtors; (ii) the rights of a Participating Noteholder under any applicable bankruptcy, insolvency, foreclosure or similar proceeding, including, without limitation, appearing as a party in interest in any matter to be adjudicated to appear and be heard, concerning any matter arising in the Chapter 11 Cases or the CCAA Cases so long as such consultation or appearance is not inconsistent with the Participating Noteholder’s obligations hereunder and the terms of the Qualified Plan; (iii) the ability of a Participating Noteholder to sell or enter into any transactions in connection with the Notes or any other claims against or interests in the Debtors, subject to Section 4 hereof; or (iv) the rights of any Participating Noteholder under the indentures governing the Notes or constitute a waiver or amendment of any provision of the indentures governing the Notes.
          The Noteholders party to this Agreement shall support the DIP Facility (as defined in the Restructuring Term Sheet).

          4. Transfer of Noteholder Claims
          Each Participating Noteholder agrees that so long as this Agreement has not been terminated in accordance with its terms it shall not directly or indirectly sell, pledge, hypothecate or otherwise transfer or dispose of, or grant, issue or sell any option, right to acquire, voting, participation or other interest in (“Transfer”) any Noteholder Claims, except to a party that (i) is a Participating Noteholder or (ii) agrees in writing to be subject to the terms and conditions of this Agreement as a “Participating Noteholder”, by executing the Joinder attached hereto as Exhibit A by three business days following such transfer, a copy of which shall be provided to both Stroock & Stroock & Lavan LLP as counsel to the Ad Hoc Group (“Stroock”, and together with Moelis & Company, as financial advisors to the Ad Hoc Group and Canadian counsel to the Ad Hoc Group, the “Ad Hoc Group Advisors”) and Kirkland & Ellis LLP as counsel to the Debtors. Any Transfer of any Noteholder Claim that does not comply with the foregoing shall be deemed void ab initio. This Agreement shall in no way be construed to preclude any Noteholder from acquiring additional Noteholder Claims or any other interests in any Debtors; provided, however, that any such additional Noteholder Claims or other interests in such Debtor shall, upon acquisition, automatically be deemed to be subject to all the terms of this Agreement; except to the extent that such additional Notes and Noteholder Claims are acquired by a Qualified Marketmaker in accordance with the following proviso.
          Provided, however, that the foregoing shall not limit transactions by any Qualified Marketmaker (as defined below) in respect of Notes and Noteholder Claims not otherwise subject to this Agreement (as identified on the signature pages hereto or acquired pursuant to the last sentence of the immediately preceding paragraph and not subject to the exception in such sentence, which such exception does not in any way apply to Notes or Noteholder Claims transferred or delivered in any manner to or from a Qualified Marketmaker that were at the time of transfer subject to this Agreement) (i) conducted in the ordinary course of its broker/dealer, market maker or flow trading business, and (ii) not entered into with a view towards establishing and holding directionally biased positions (including without limitation engaging in arbitrage positions with respect to Notes) for the proprietary account of such Qualified Marketmaker, whether in a proprietary trading unit or otherwise. For the avoidance of doubt, the accumulation of an inventory of Notes by a Qualified Market Maker in the ordinary course of its broker/dealer, market maker or flow trading business shall not be deemed to be establishing or holding a directionally biased position for purposes of clause (ii) of the immediately preceding sentence. Notwithstanding anything to the contrary in this paragraph or otherwise, to the extent any Notes or Noteholder Claims that are subject to this Agreement (as identified on the signature pages hereto or acquired pursuant to the last sentence of the immediately preceding paragraph and not subject to the exception in such sentence, which such exception does not in any way apply to Notes or Noteholder Claims transferred or delivered in any manner to or from a Qualified Marketmaker that were at the time of transfer subject to this Agreement) are sold, purchased or otherwise transferred to or from any Qualified Marketmaker, any such Noteholder Claim shall at all times and in all respects remain subject to this Agreement.
          Notwithstanding anything to the contrary in the immediately preceding two paragraphs, the definition of Participating Noteholders herein, or otherwise, the full amount of the Noteholders Claims set forth on each Noteholder’s signature page to this Agreement is subject at all times and in all respects to the provisions of this Agreement, and each such amount shall not be reduced in any respect by invocation or application of the preceding two paragraphs of this Agreement, the definition of Participating Noteholders herein, or any other provisions of this Agreement or otherwise.
          “Qualified Marketmaker” means an entity that (i) holds itself out to the public as standing ready in the ordinary course of its business to purchase from and sell Notes to or on behalf of customers (or to enter with customers into long and short positions in derivative contracts that reference Notes), in its capacity as a dealer or market maker in such Notes, (ii) in fact regularly makes a two-way market in such Notes or regularly engages in flow trading with or on behalf of customers, and (iii) consistently has filed its U.S. federal income tax returns on the basis that such business constituted a securities dealer business within the scope of section 475(a) of the Internal Revenue Code of 1986, as amended. An entity that is under common control with or controlled by a Qualified Marketmaker shall be considered a Qualified Marketmaker to the extent it satisfies conditions (i) and (ii) of the preceding sentence.
          5. The Debtors’ Covenants
          As long as a Termination Event (as defined below) has not occurred, or has occurred but has been duly waived in accordance with the terms hereof, the Debtors shall, subject to Section 23 herein, use their reasonable best efforts to:
          (a) file the Disclosure Statement and prosecute its approval by the Bankruptcy Court within the time frame set forth herein;
          (b) obtain from the Bankruptcy Court an order confirming a Qualified Plan (the “Confirmation Order”) within the time frame set forth herein, which Confirmation Order shall be in form and substance reasonably satisfactory to the Requisite Participating Noteholders and the Debtors and materially consistent in all respects with this Agreement and the Restructuring Term Sheet;
          (c) effectuate and consummate a Qualified Plan within the timeframe set forth herein; and
          (d) continue payment of the fees and expenses of the Ad Hoc Group Advisors upon the terms of the engagement letters executed by the Company and each professional, subject to modification as reasonably acceptable to Stroock, Moelis and the Ad Hoc Steering Committee and pursuant to applicable bankruptcy law, including but not limited to supporting an application by the Ad Hoc Group for reimbursement of fees and expenses of the Ad Hoc Group Advisors under section 503(b) of the Bankruptcy Code and payment of such fees and expenses pursuant to the Qualified Plan under section 1129(a)(4) of the Bankruptcy Code.
          6. Termination of Obligations
          (a) This Agreement shall terminate and all obligations of the parties hereto shall immediately terminate and be of no further force and effect as follows:
     (i) by the mutual written consent of Lear and Participating Noteholders holding more than 66 2/3% of the Noteholder Claims bound under this Agreement held by Participating Noteholders who are not then in breach of their obligations under this Agreement (the “Requisite Participating Noteholders”);
     (ii) upon two (2) business days prior written notice of termination delivered to Lear by the Requisite Participating Noteholders following the occurrence of any of the events listed below (each, a “Termination Event”), unless waived in accordance with Section 10 hereof:
     (A) the Chapter 11 Cases shall not have been filed by July 9, 2009 (or such later date as may be agreed by Lear and the Requisite Participating Noteholders);
     (B) a Qualified Plan and the Disclosure Statement shall not have been filed within 60 days after the filing date of the Chapter 11 Cases (the “Petition Date”) (or such later date as may be agreed by Lear and the Requisite Participating Noteholders);
     (C) the Bankruptcy Court shall not have entered an order, in form and substance reasonably satisfactory to the Requisite Participating Noteholders, approving the adequacy of the Disclosure Statement within 150 days after the Petition Date (or such later date as may be agreed by Lear and the Requisite Participating Noteholders);
     (D) the Bankruptcy Court shall not have entered the Confirmation Order within 270 days after the Petition Date (or such later date as may be agreed by Lear and the Requisite Participating Noteholders);
     (E) a Qualified Plan shall not have been consummated within 300 days after the Petition Date (or such later date as may be agreed by Lear and the Requisite Participating Noteholders);
     (F) the Debtors shall have materially breached their covenants, representations, warranties or obligations under this Agreement;

     (G) the Debtors (1) withdraw or revoke the Qualified Plan or publicly announce their intention not to pursue the Qualified Plan or (2) propose, accept or file a motion with the Bankruptcy Court seeking approval of an Alternative Proposal;
     (H) (1) an examiner with expanded powers or a trustee shall have been appointed in any of the Chapter 11 Cases or (2) any of the Chapter 11 Cases shall have been converted to cases under Chapter 7;
     (I) the Chapter 11 Case of any Debtor that is an obligor or guarantor under any indenture governing the Notes is involuntarily dismissed;
     (J) the CCAA Cases shall have been converted to Canadian bankruptcy proceedings or the CCAA Cases shall have been involuntarily dismissed by the Canadian Court;
     (K) the Qualified Plan is modified or replaced such that it (or any such replacement) at any time is not in whole or in part consistent in any material respect with the Restructuring Term Sheet;
     (L) the termination of, or occurrence of an event of default (as defined in the applicable agreement) under, any order or agreement permitting the use of cash collateral or to provide post-petition debtor-in-possession financing or exit financing to the Debtors which shall not have been cured within any applicable grace periods or waived pursuant to the terms of the agreement governing such facility; or
     (M) there shall have occurred a force majeure event (to be defined as a significant global disruption in the financial markets caused by outbreak of war, terrorism, or other incidents, but not adverse changes in the financial, banking or capital markets generally); or
     (N) a “Termination Event” shall have occurred under the Lender Plan Support Agreement (as defined in the Restructuring Term Sheet).
     (iii) upon delivery of written notice of termination to the Participating Noteholders by Lear following any material breach of any of the Participating Noteholders’ representations, warranties, covenants, obligations or agreements set forth in this Agreement.
          (b) Upon termination of this Agreement in accordance with the terms herein, this Agreement shall forthwith become void and of no further force or effect, each party hereto shall be released from its commitments, undertakings and agreements under or related to this Agreement, and there shall be no liability or obligation on the part of any party hereto; provided, however, that in no event shall any such termination relieve a party hereto from liability from its breach or non-performance of its obligations hereunder prior to the date of such termination. Upon the occurrence of any termination of this Agreement, any and all votes delivered by a Participating Noteholder prior to such termination shall be deemed, for all purposes, to be null and void from the first instance and shall not be considered or otherwise used in any manner by the Debtors. If this Agreement has been terminated at a time when permission of the Bankruptcy Court shall be required for the Participating Noteholder to change or withdraw (or cause to change or withdraw) its vote to accept the Plan, the Debtors shall not oppose any attempt by the Participating Noteholder to change or withdraw (or cause to change or withdraw) such vote at such time unless the Debtors dispute the effectiveness of termination of this Agreement. The Participating Noteholders shall have no liability to the Debtors or to each other in respect of any termination of this Agreement following the occurrence of a Termination Event.
          7. Good Faith Cooperation; Further Assurances; Acknowledgment
          The parties hereto shall cooperate and negotiate with each other in good faith and shall coordinate their activities (to the extent practicable and subject to the terms hereof) in respect of (a) all material matters relating to their rights in respect of the Debtors or otherwise in connection with their relationship with the Debtors, (b) all material matters concerning the implementation of the Qualified Plan, including the definitive documents implementing and achieving the Qualified Plan (including the order of the Bankruptcy Court order of the Bankruptcy Court confirming the Qualified Plan, the order of the Canadian Court recognizing the order confirming the Qualified Plan and other related documents, each of which are more specifically described in the Restructuring Term Sheet (the “Definitive Documents”)) and (c) the pursuit and support of the restructuring transaction contemplated herein. Furthermore, subject to the terms hereof, each of the parties shall take such action as may be reasonably necessary, in their discretion, to carry out the purposes and intent of this Agreement, including making and filing any required regulatory filings. The Company agrees to provide drafts of all Definitive Documents to the Ad Hoc Group Advisors and shall afford them a reasonable opportunity to comment on such documents and disclosures. The consent or approval of the Requisite Participating Noteholders to the Definitive Documents, or any other documents provided for under this Agreement, may be communicated to the Debtors by Stroock.
          8. Specific Performance
          It is understood and agreed by the parties that money damages would not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to seek specific performance and injunctive or other equitable relief, including attorneys fees and costs, as a remedy of any such breach, and each party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy, in addition to any other remedy to which such non-breaching party may be entitled, at law or in equity.

          9. Prior Negotiations
          This Agreement supersedes all prior negotiations, and documents reflecting such prior negotiations, between and among the Debtors and the Noteholders (and their respective advisors), with respect to the subject matter hereof.
          10. Amendments
          No amendment, modification, waiver or other supplement of the terms of this Agreement or the Restructuring Term Sheet shall be valid unless such amendment, modification, waiver or other supplement is in writing and has been signed by the Debtors and the Requisite Participating Noteholders, provided, however, (a) the written consent of each Participating Noteholder shall be required for any amendment, modification, waiver or other supplement of this Section 10 or the definition of Requisite Participating Noteholders as used in this Agreement, and (b) the written consent of Participating Noteholders holding at least 66 2/3% of the aggregate Noteholder Claims or, if the Participating Noteholders hold in the aggregate less than such percentage of the aggregate Noteholder Claims, then the written consent of each Participating Noteholder, shall be required for any amendment, modification, waiver or other supplement of this Agreement that effects a material change to the treatment of the Class 5A — Other Unsecured Claims (as defined in the Restructuring Term Sheet) from that reflected in the Restructuring Term Sheet as of the date hereof.
          For the purposes hereof, immaterial changes to the Restructuring Term Sheet shall not constitute a modification or amendment thereof or of this Agreement and may be made by the Debtors and the Ad Hoc Group Advisors.
          11. Independent Analysis
          Each Participating Noteholder hereby confirms that it has made its own decision to execute this Agreement based upon its own independent assessment of documents and information available to it, as it deemed appropriate.
          12. Governing Law
          This Agreement and all matters arising out of or related to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to conflicts of laws (other than Section 5-1401 of the General Obligations Laws of the State of New York). By its execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in either a state or federal court of competent jurisdiction in the State of New York. By execution and delivery of this Agreement, each of the parties hereto hereby irrevocably accepts and submits itself to the exclusive jurisdiction of each such court, generally and unconditionally, with respect to any such action, suit or proceeding. Notwithstanding the foregoing consent to jurisdiction in either a state or federal court of competent jurisdiction in the State of New York, upon the commencement of the Chapter 11 Cases, each of the parties hereto hereby agrees that, if the petitions have been filed and the Chapter 11 Cases are pending, the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement.
          13. Effective Date
          This Agreement shall become effective when counterparts hereof have been duly executed and delivered by the Debtors and Participating Noteholders holding more than 50% of all Noteholder Claims (the “Effective Date”); provided, however, that signature pages executed by Participating Noteholders shall be delivered to (a) other Participating Noteholders in a redacted form that removes such Participating Noteholders’ holdings of the Notes and (b) the Debtors and advisors to the Participating Noteholders in an unredacted form; provided, further, that if as of the commencement of the Chapter 11 Cases, the Debtors have not received (a) signature pages to this Agreement from Noteholders holding more than 50% of the aggregate amount of Noteholder Claims and (b) signatures to the Lender Plan Support Agreement from Prepetition Credit Agreement Lenders (as defined in the Restructuring Term Sheet) holding more than 50% of the aggregate amount of the claims under the Prepetition Credit Agreement (as defined in the Restructuring Term Sheet), this Agreement shall become null and void.
          Upon the Effective Date, the Restructuring Term Sheet shall be deemed effective for the purposes of this Agreement and thereafter the terms and conditions therein may only be amended, modified, waived or otherwise supplemented as set forth in Section 10 above.
          14. Third-Party Beneficiary
          This Agreement is intended for the benefit of the parties hereto and no other person shall have any rights hereunder.
          15. Counterparts
          This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this agreement may be delivered by facsimile or otherwise, which shall be deemed to be an original for the purposes of this paragraph.

          16. Headings
          The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.
          17. Acknowledgment
          This Agreement is not and shall not be deemed to be a solicitation of consents to the Plan. The acceptance of the Noteholders will not be solicited until the Noteholders have received the Disclosure Statement and related ballot, as approved by the Bankruptcy Court.
          18. Settlement Discussions
          This Agreement and the Restructuring Term Sheet are part of a proposed settlement of matters that could otherwise be the subject of litigation amount the parties hereto. Nothing herein shall be deemed an admission of any kind. Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement.
          19. No Waiver of Participation and Preservation of Rights
          Except as provided in this Agreement, nothing herein is intended to, does or shall be deemed in any manner to waive, limit, impair or restrict the ability of each of the Noteholders to protect and preserve its rights, remedies and interests, including, but not limited to, its claims against any of the Debtors, any liens or security interests it may have in any assets of any of the Debtors, or its full participation in the Chapter 11 Cases. Without limiting the foregoing sentence in any way, if this Agreement is terminated in accordance with its terms for any reason, the parties hereto each fully reserve any and all of their respective rights, remedies and interests, subject to Section 6(b) in the case of any claim for breach of Agreement arising prior to termination.
20.	Successors and Assigns; Severability; Several Obligations.
          This Agreement is intended to bind and inure to the benefit of the parties and their respective successors, assigns, heirs, executors, administrators and representatives. The invalidity or unenforceability at any time of any provision hereof shall not affect or diminish in any way the continuing validity and enforceability of the remaining provisions hereof. The agreements, representations and obligations of the Participating Noteholders under this Agreement are, in all respects, several and not joint.
          21. Relationship Among Parties.
          It is understood and agreed that no Participating Noteholder has any duty of trust or confidence in any form with any other Participating Noteholder, and, except as provided in this Agreement, there are no commitments among or between them. In this regard, it is understood and agreed that any Participating Noteholder may trade in the Notes or other debt or equity securities of the Debtors without the consent of the Debtors or any other Participating Noteholder, subject to applicable securities laws and the terms of this Agreement; provided further that no Participating Noteholder shall have any responsibility for any such trading by any other entity by virtue of this Agreement. No prior history, pattern or practice of sharing confidences among or between the Participating Noteholders shall in any way affect or negate this understanding and agreement.
          22. Disclosure; Publicity.
          (a) Not later than two business days after commencement of the Chapter 11 Cases, subject to the provisions set forth in Section 22(b) hereof, the Debtors shall either file with the Securities and Exchange Commission a Report on Form 8-K or disseminate a press release disclosing the existence of this Agreement and the terms hereof (including the schedules and exhibits hereto), with such redactions as may be requested by any Participating Noteholder’s counsel solely with respect to maintaining the confidentiality of the items identified in Section 22(b) hereof, except as otherwise required by law. In the event that the Debtors fail, in the reasonable judgment of a Participating Noteholder, to make the foregoing disclosures in compliance with the terms specified herein, any such Participating Noteholder may publicly disclose the foregoing, including, without limitation, this Agreement and all of its exhibits and schedules (subject to the redactions called for by Section 13 hereof), and the Company hereby waives any claims against the Consenting Holders arising as a result of such disclosure by a Consenting Holder; provided that such disclosure fully complies with this Agreement and any other applicable agreement among the parties.
          (b) The Debtors will submit drafts to the Ad Hoc Group Advisors of any press releases and public documents that constitute disclosure of the existence or terms of this Agreement or any amendment to the terms of this Agreement at least one (1) business day prior to making any such disclosure, and shall afford them a reasonable opportunity to comment on such documents and disclosures. Except as required by law or otherwise permitted under the terms of any other agreement between the Debtors and any Participating Noteholder, no party or its advisors shall (i) use the name of any Participating Noteholder in any public manner or (ii) disclose to any person (including, for the avoidance of doubt, any other Participating Noteholder), other than advisors to the Debtors, the principal amount or percentage of any Notes or any other securities of the Debtors held by any Participating Noteholder, in each case, without such Participating Noteholder’s prior written consent; provided, however, that (i) if such disclosure is required by law or regulation, the disclosing party shall use reasonable best efforts to afford the relevant Participating Noteholder a reasonable opportunity to review and comment in advance of such disclosure and shall take all reasonable measures to limit such disclosure and (ii) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate principal amount of Notes held by all the Participating Noteholders collectively.
          23. Fiduciary Duties.
          Notwithstanding anything to the contrary herein, nothing in this Agreement shall require (a) the Debtors or any directors or officers of the Debtors (in such person’s capacity as a director or officer of the Debtors) to take any action, or to refrain from taking any action, to the extent required to comply with its or their fiduciary obligations under applicable law, or (b) any Participating Noteholder or representative of a Participating Noteholder that is a member of a statutory committee established in the Chapter 11 Cases to take any action, or to refrain from taking any action, in such person’s capacity as a statutory committee member to the extent required to comply with fiduciary obligations applicable under the Bankruptcy Code; provided however, that nothing in this Agreement shall be construed as requiring any Participating Noteholder to serve on any statutory committee in the Chapter 11 Case. Nothing herein will limit or affect, or give rise to any liability, to the extent required for the discharge of the fiduciary obligations described in this Section 23.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

LEAR CORPORATION (on behalf of itself and all other Debtors)
By:	/s/ Matthew Simoncini
	Name:	Matthew Simoncini
	Title:	SVP & CFO

AGREED BY EACH OF THE FOLLOWING
NOTEHOLDERS

By:	/s/ Daniel Allen

Name:	Daniel Allen

Title:	Senior Portfolio Manager

GOLDMAN, SACHS & CO.
solely for its New York High Yield Distressed Investing Desk

By: Name:	/s/ Justin Slatky Justin Slatky
Title:	Managing Director

AVENUE INVESTMENTS, LP

By: Name:	/s/ Sonia Gardner Sonia Gardner
Title:	President & Managing Partner

AVENUE — CDP GLOBAL OPPORTUNITIES FUND, L.P., (US)

By: Name:	/s/ Sonia Gardner Sonia Gardner
Title:	President & Managing Partner

AVENUE SPECIAL SITUATIONS FUND IV, L.P.

By: Name:	/s/ Sonia Gardner Sonia Gardner
Title:	President & Managing Partner

AVENUE SS FUND V, L.P. (W/O REM CAP)

By: Name:	/s/ Sonia Gardner Sonia Gardner
Title:	President & Managing Partner

BARCLAYS BANK PLC

For and on behalf of the Special Situations Group

By: Name:	/s/ Roderick Bryce Roderick Bryce
Title:	Vice President

BARCLAYS CAPITAL INC.

For and on behalf of the Credit Trading Group

By: Name:	/s/ Rene Canezin Rene Canezin
Title:	Managing Director

BGF US Dollar High Yield Bond Fund

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

Celfin Capital S.A. Adm. General de Fondos para Ultra Fondo de Inversion

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

BAV RBI Renten US HY I

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

RB-UI-FONDS-HYBO

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

PPL Services Corporation — High Yield Portfolio

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

PNC Pension High Yield Portfolio

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

Oregon Public Employees Retirement System Portfolio

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

NTCA High Yield Portfolio

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

Nebraska Investment Council Defined Benefit Pension Plans Account

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

NEXCOM High Yield

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

Missouri State Employees’ Retirement System

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

BGF Global High Yield Bond Fund

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

MET Investors Series Trust — BlackRock High Yield Portfolio

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

Lockheed Martin High Yield Portfolio

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

LGT Multi Manager Bond High Yield

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

Iowa Public Employees’ Retirement System

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

BlackRock Corporate High Yield Fund V, Inc.

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

BlackRock High Income Shares

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

BlackRock Global Investment Series: Income Strategies Portfolio

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

Employees’ Retirement Fund of the City of Dallas

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

BlackRock Diversified Income Strategies Fund, Inc.

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

BlackRock Debt Strategies Fund, Inc.

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

DIRECTORS GUILD OF AMERICA-PRODUCER SUPPLEMENTAL PENSION PLAN

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

DIRECTORS GUILD OF AMERICA-PRODUCER BASIC PENSION PLAN

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

BlackRock Corporate High Yield Fund III, Inc.

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

Coutts US Dollar High Yield Bond Programme

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

California State Teachers Retirement System

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

Blue Shield of California Group

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock Asset Allocation Portfolio (Fixed Income)

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock High Yield Bond Portfolio

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock High Income Fund

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock Income Opportunity Trust

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock Limited Duration Income Trust

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock Floating Rate Income Trust

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock Strategic Bond Trust

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock Core Bond Trust

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock High Yield Trust

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

Managed Account Series: High Income Portfolio

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

Arkansas Teacher Retirement System Core PLUS Portfolio

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock Senior High Income Fund, Inc.

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

Tempest Reinsurance Company Limited-High Yield

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

INA Pool High Yield

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

ACE Bermuda Insurance Ltd. (ACE Bermuda)-High Yield

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

ACE American Insurance Company - High Yield

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock Corporate High Yield Fund VI, Inc.

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc.

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

R3 Capital Partners Master, L.P.

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

BlackRock High Income Portfolio of BlackRock Series Fund, Inc.

By: Name:	/s/ AnnMarie Smith AnnMarie Smith
Title:	Authorized Signatory

ACE American Insurance Company — High Yield
ACE Bermuda Insurance Ltd. (ACE Bermuda)- High Yield
INA Pool High Yield
Tempest Reinsurance Company Limited-High Yield
BlackRock Senior High Income Fund, Inc.
Arkansas Teacher Retirement System Core PLUS Portfolio
Managed Account Series: High Income Portfolio
BlackRock Floating Rate Income Trust
BlackRock Strategic Bond Trust
BlackRock Core Bond Trust
BlackRock High Yield Trust
BlackRock Limited Duration Income Trust
BlackRock Income Opportunity Trust
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Asset Allocation Portfolio (Fixed income)
Blue Shield of California Group
BlackRock High Income Portfolio of BlackRock Series
Fund, Inc.
BlackRock High Income V.I, Fund of BlackRock
Variable Series Funds, Inc.
California State Teachers’ Retirement System
Coutts US Dollar High Yield Bond Programme
BlackRock Corporate High Yield Fund, Inc.
BlackRock Corporate High Yield Fund III, Inc.
DIRECTORS GUILD OF AMERICA-PRODUCER BASIC PENSION
PLAN
DIRECTORS GUILD OF AMERICA-PRODUCER SUPPLEMENTAL
PENSION PLAN
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BGF Global High Yield Bond Fund
Employees’ Retirement Fund of the City of Dallas
BlackRock Global Investment Series: Income
Strategies Portfolio
BlackRock High Income Shares
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock Corporate High Yield Fund V, Inc.
Iowa Public Employees’ Retirement System
LGT Multi Manager Bond High Yield
Lockheed Martin High Yield Portfolio
R3 Capital Partners Master, L.P.
MET Investors Series Trust — BlackRock High Yield
Portfolio
Missouri State Employees’ Retirement System
NEXCOM High Yield
Nebraska Investment Council Defined Benefit Pension Plans
Account
NTCA High Yield Portfolio
Oregon Public Employees Retirement System Portfolio
PNC Pension High Yield Portfolio
PPL Services Corporation — High Yield Portfolio
RB-UI-FONDS-HYBO
BAV RBI Renten US HY I
Celfin Capital S.A. Adm. General de Fondos para Ultra
Fondo de Inversion
BGF US Dollar High Yield Bond Fund

By:	/s/ AnnMarie Smith
Name: AnnMarie Smith
	Title:	Authorized Signatory on behalf of BlackRock Financial Management, Inc., as Investment Advisor

CQS DIRECTIONAL OPPORTUNITIES MASTER FUND LIMITED

By:	/s/ Gray Trehlou
Name:	Gray Trehlou
Title:	Authorised Signatory

D. E. SHAW OCULUS PORTFOLIOS, L.L.C.

By:	/s/ Brandon Baer
Name:	Brandon Baer
Title:	Authorized Signatory

MACKAY SHIELDS LLC, as investment adviser or subadvisor for certain clients

By:	/s/ Lucille Protas
Name:	Lucille Protas
Title:	Chief Operating Officer

OAKTREE CAPITAL MANAGEMENT, L.P., as investment manager of various funds and accounts

By: Name:	/s/ Martin Boskovich Martin Boskovich
Title:	Vice President, Legal

By:	/s/ Illegible
Name:	Illegible
Title:	Managing Director

PAULSON & CO. INC.

By: Name:	/s/ Michael Waldorf Michael Waldorf
Title:	Senior Counsel
Aberdeen High Grade Bond
Papaver Inc.
Stichting Pensioenfonds voor Huisartsen
Stichting Pensioenfonds Medische Specialisten
UMASS Foundation Fund 2
UMASS Core Plus Composite
White Mountains Acct 193 Fund aka Symetra Life Insurance Company

By:	Pioneer Institutional Asset Management, Inc.
As investment advisor to each Noteholder above

By:	/s/ Margaret C. Begley Name: Margaret C. Begley
Title: Assistant Secretary and Associate General Counsel
AGREED BY EACH OF THE FOLLOWING
NOTEHOLDERS:
Pioneer Bond Fund
Pioneer Funds Austria — Global High Yield Bond
Pioneer Diversified High Income Trust
Pioneer Funds — US High Yield (LUX)
Pioneer Global High Yield Fund
Pioneer High Income Trust
Pioneer High Yield Fund
ING Pioneer High Yield Portfolio
Pioneer Institutional Solutions — Credit Opportunities
Pioneer Funds — Global High Yield (LUX)
Pioneer Funds — Strategic Income (LUX)
Pioneer Funds -US Dollar Aggregate Bond (LUX)
PIONEER FUNDUSZ OBLIGACJI DOLAROWYCH FIO
PIONEER FUNDUSZ OBLIGACJI DOLAROWYCH PLUS FIO
Pioneer Strategic Income Fund
Met Investors Series Trust- Pioneer Strategic Income Fund
Pioneer Bond VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Strategic Income VCT Portfolio
Pioneer Investment Management, Inc.,
As investment advisor to each Noteholder above

By:	/s/ Margaret C. Begley Name: Margaret C. Begley
Title: Assistant Secretary and Associate General Counsel

P. SCHOENFELD ASSET MANAGEMENT LP
By P. SCHOENFELD ASSET MANAGEMENT GP LLC,
Its General Partner

By: Name:	/s/ John K. Robinson John K. Robinson
Title:	Authorized Officer

Sun Life Assurance Company of Canada

By:	/s/ Evan Moskovit	By:	/s/ Michael S. McSherry

Name:	Evan Moskovit	Name:	Michael S. McSherry
Title:	Senior Managing Director	Title:	Assistant Vice President and Senior Counsel

Sun Life Insurance and Annuity Company of New York

By:	/s/ Evan Moskovit	By:	/s/ Michael S. McSherry

Name:	Evan Moskovit	Name:	Michael S. McSherry
Title:	Senior Managing Director	Title:	Assistant Vice President and Senior Counsel

Sun Life Hong Kong Limited

By: Name:	/s/ Evan Moskovit Evan Moskovit	By: Name:	/s/ Michael S. McSherry Michael S. McSherry
Title:	Senior Managing Director	Title:	Assistant Vice President and Senior Counsel

Sun Life Assurance Company of Canada (U.S.)

By: Name:	/s/ Evan Moskovit Evan Moskovit	By: Name:	/s/ Michael S. McSherry Michael S. McSherry
Title:	Senior Managing Director	Title:	Assistant Vice President and Senior Counsel

By: Name:	/s/ Illegible Illegible TD Asset Management
Title:	Managing Director
YORK CAPITAL MANAGEMENT, L.P.
By: Dinan Management, LLC, its general
partner

By:	/s/ Adam J. Semler Name: Adam J. Semler
Title: Chief Financial Officer
YORK INVESTMENT LIMITED
By: York Offshore Holdings, Ltd., its
investment manager

By:	/s/ Adam J. Semler Name: Adam J. Semler
Title: Director

YORK SELECT, L.P.
By: York Select Domestic Holdings, LLC, its
general partner

By:	/s/ Adam J. Semler Name: Adam J. Semler
Title: Chief Financial Officer
YORK CREDIT OPPORTUNITIES FUND, L.P.
By: York Credit Opportunities Domestic
Holdings, LLC, its general partner

By:	/s/ Adam J. Semler Name: Adam J. Semler
Title: CFO
YORK SELECT UNIT TRUST
By: York Select Offshore Holdings, LLC, its
investment manager

By:	/s/ Adam J. Semler Name: Adam J. Semler
Title: Chief Financial Officer
YORK GLOBAL VALUE PARTNERS, L.P.
By: York Global Value Holdings, LLC, its
general partner

By:	/s/ Adam J. Semler Name: Adam J. Semler
Title: CFO
PERMAL YORK LTD.
By: JGD Management Corp., its investment
manager

By:	/s/ Adam J. Semler Name: Adam J. Semler
Title: CFO
YORK CREDIT OPPORTUNITIES UNIT TRUST
By: York Credit Opportunities Offshore
Holdings, LLC, its investment manager

By: Name:	/s/ Adam J. Semler Adam J. Semler
Title:	CFO